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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) April 21, 2003
                                                         --------------

                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                           0-28886             11-3333218
      --------                          ----------           ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
Incorporation or Organization)          File Number)         Identification No.)

                   One Jericho Plaza, Jericho, New York 11753
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 942-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)








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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

              (a)   Not applicable.
              (b)   Not applicable.
              (c)   The following Exhibit is included with this Report:

        Exhibit No.                 Description
        -----------                 -----------
        99.1                        Press Release, dated April 21, 2003

ITEM 9. REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)
        ------------------------------------------------------------------------

        On April 21, 2003, Roslyn Bancorp, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

        This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROSLYN BANCORP, INC.



Dated: April 21, 2003              By: /s/ R. Patrick Quinn
                                       -----------------------------------------
                                       R. Patrick Quinn
                                       Executive Vice President, General Counsel
                                       and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit 99.1            Press Release, dated April 21, 2003.